                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               February 21, 1995



                           MORGAN STANLEY FINANCE PLC

             (Exact name of registrant as specified in its charter)


          ENGLAND                   1-11279             NOT APPLICABLE

(State or other jurisdiction    (Commission File       (I.R.S. Employer
      of incorporation)             Number)         Identification Number)


             25 CABOT SQUARE, CANARY WHARF, LONDON, E14 4QA ENGLAND (Address of principal executive offices including zip code)


                                (4471) 425-8000
                         (Registrant's telephone number
                              including area code)
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ITEM 5.  OTHER EVENTS
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     Incorporated herein by reference as Exhibit 4 is the Capital Unit
Agreement, dated as of February 21, 1995 (the "Capital Unit Agreement") among Morgan Stanley Finance plc (the "Company"), Morgan Stanley Group Inc. ("MS Group"), Chemical Bank as Agent and Book-Entry Unit Depositary under the Capital Unit Agreement and as Trustee under the Indenture, dated as of November 15, 1993, and the holders from time to time of the Capital Units described therein.


ITEM 7(C).  EXHIBITS
- ----------  --------

     4. Capital Unit Agreement dated as of February 21, 1995 among the Company, MS Group, Chemical Bank as Agent, Book-Entry Unit Depositary and Trustee, and the holders from to time of the Capital Units described therein (previously filed as Exhibit 4 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated February 24, 1995 and incorporated herein by this reference).

          23. Consent of Ernst & Young (previously filed as Exhibit 23 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated February 23, 1995 and incorporated herein by this reference).
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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MORGAN STANLEY FINANCE PLC
                                         (Registrant)



Date:  February 24, 1995            By:     /s/ Charles B. Hintz
                                       ----------------------------------------
                                       Charles B. Hintz
                                       Director